Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

NOTE F — Notes Payable

CTS had line of credit arrangements of $13.7 million and $20.8 million at December 31, 2011 and 2010, respectively. No amount was outstanding at December 31, 2011 and 2010. These arrangements are generally subject to annual renewal and renegotiation, have no financial covenants, and may be withdrawn at the banks’ option. The majority of the line of credit arrangements at December 31, 2011 are unsecured. However, one line of credit for $0.7 million is secured by the land and building in Thailand. The weighted-average interest rate, computed by relating interest expense to average daily short-term borrowings, was 2.28% in 2011 and 1.78% in 2010.